THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

September 30, 2019

Dear Investor:

The Sound Shore Fund Investor (SSHFX) and Institutional (SSHVX) class shares declined 2.46% and 2.43%, respectively, in the 3rd quarter of 2019, which trailed the 1.36% return for the Russell 1000 Value Index (Russell Value), and the 1.70% return for the Standard & Poor’s 500 Index (S&P 500). Year-to-date returns for SSHFX of 14.01% and for SSHVX of 14.13% were also behind the Russell Value’s 17.81% and the S&P 500’s 20.55%. As long term investors, we are proud to highlight that Sound Shore’s 20 year, full cycle annualized returns of 7.54% and 7.75%, for SSHFX and SSHVX, respectively, were ahead of the Russell Value at 6.93% and the S&P 500 at 6.33%.

We are required by FINRA to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

The slowing global economy and declining interest rates set the table for more volatile and defensive stock markets in the third quarter of 2019. The best performing sectors – utilities, REITs and consumer staples – accounted for more than 100% of the Russell 1000 Value Index’s third quarter return. Further, these three “bond proxy” sectors gained an average of 7%, while the remaining eight averaged slight losses. After leading the benchmark through mid-year, Sound Shore’s short term results lagged for the period, largely due to our limited holdings of these relatively expensive bond proxy stocks.

Since the 2008 financial crisis, equity markets have grown increasingly averse to uncertainty, as the global buildup of $17 trillion of negative yielding debt, periodic industrial recessions, and trade and political friction have eroded the appetite for longer-term investment horizons. Indeed over the last 12 months, this condition has reached a crescendo with yield- and stability-hungry investors seeking shelter, regardless of value. In the process, they have bid up the price-earnings multiples for utility and consumer staples stocks to more than 20 times, and the REITs to more than 40 times.

As shown in Exhibit 1 on the next page from JP Morgan research, the 2018-19 fervor for these low volatility securities has even surpassed that reached during the late 1990s dot-com period. Their analysis compares the valuation (price-to-earnings or P/E) of value stocks to both the overall market (green line) and to low-volatility stocks (blue line), both of which have reached 30-plus year extremes as shown in the circled area on right.

VALUES’ VALUATION DISCOUNT AT 4-DECADE LOW

Source: J.P. Morgan Chase & Co., Copyright 2019

We have witnessed this type of crowding into a narrow part of the market before. While our patience is always tested in these environments, each time we have resisted the siren call to abandon our strategy and chase short-term performance. Over four decades, Sound Shore’s full cycle outperformance against the broader indices has been driven by disciplined adherence to our company-specific value investment process. An important element in this framework, our value check, confirms a stock’s valuation using a company’s own price history and financial results. At critical times, this step has steered us away from the most expensive parts of the market, including technology stocks in the late 1990s and banks in 2005-2006.

For the third quarter, a handful of our stocks declined due to the market’s lack of patience. For example, healthcare investments Alexion, Elanco and UnitedHealth Group accounted for almost half of Sound Shore’s underperformance in the period. All three are growing revenue and earnings, but the unknown path of US healthcare policy contributed to the stocks’ retreat. All are examples of how we aim to invest for the long-term in attractively valued companies with sustainable businesses and where management teams are building value. We are looking for change that will unlock the opportunity we have identified.

Alexion’s third quarter pullback followed strong year-to-date gains through June. A leading maker of drugs for extremely rare and life-threatening conditions, Alexion’s extensive research and development platform is driving innovation. We purchased the stock last year at a below normal 14 times P/E. The company prices consistently worldwide, has a strong balance sheet with little debt, generates steady cash flow from long-dated patents, and owns a promising pipeline. Still, the impatient third quarter market showed no appetite for uncertainty and the stock sold off.

Meanwhile, one of our strongest contributors was homebuilder Lennar, the industry’s largest. We added the name during the fourth quarter 2018 market selloff, another period of uncertainty. At the time, Lennar was trading below normal at 7.5 times earnings and 1.1 times tangible book value. We believed the company had scale-driven advantages over small and mid-size builders, and also less exposure to sluggish premium housing trends versus its competitors. Lennar has been simplifying its portfolio to focus more as a pure-play builder, with less asset intensity. Its strong 2019 performance has been driven by share gains in a steady US housing market, as well as lower mortgage rates. Led by a management team that has consistently created shareholder value, we continue to like the risk/reward profile of the stock.

A quick glance at some of our top holdings in the chart below provides a great window into the portfolio as a whole. Each of these companies is a contender in their industries and, given their reasonable valuations, have great potential to outperform the market.

Name	2019E P/E	2019E Free Cash Flow Yield*	Investment Thesis
American International Group	10.8x	9%	● New Management team ● $2 incremental earnings per share (EPS) power; 0.8x book value
Applied Materials	16.1x	6%	● A Semiconductor capital equipment leader ● Gaining share; favorable end market
Comcast	14.3x	8%	● A leading broadband provider ● Share gains in residential & commercial data
Citigroup	9.3x	14%**	● Return on equity focus $9 EPS power ● International presence leads growth
NXP Semiconductors	15.0x	5%	● New industrial analog chip maker ● Connected car/internet of things
*	Free Cash Flow per share / stock price.
**	Shareholder yield (dividends + share buybacks)/equity market capitalization.

Source: Bloomberg, Eikon. Estimated data as of 09/30/2019

While we have high conviction in our portfolio, we also remain disciplined and continually focused on the fundamental drivers of each holding. Since 1978, Sound Shore’s research process is keeping a close eye on balance sheet strength, historical market share wins, and business sustainability…all critical components in a company’s ability to build long-term value.

Although Wall Street’s pundits are anxious, the market has continued to climb a wall of worry. As of September 30, 2019, the S&P 500 Index was close to its last peak and valued at 16.8 times earnings, while the Russell 1000 Value Index was at 14.0 times earnings. By contrast, Sound Shore’s portfolio had a forward price-earnings multiple of 11.7 times, a meaningful discount to those broader indices.

Many thanks as always for your investment alongside ours.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2019 were -3.90%, 5.35%, and 9.98%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were -3.73%, 5.52%, and 10.17%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.90% for the Investor Class and 0.81% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2020. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index. FCF (Free Cash Flow) yield represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/19: American International Group, Inc.: 3.53%; Alexion Pharmaceuticals, Inc.: 2.71%; Applied Materials, Inc.: 3.52%; Citigroup, Inc.: 3.55%; Comcast Corporation, Class A: 3.70%; Elanco Animal Health Inc.: 1.87%; Lennar Corporation: 3.53%; NXP Semiconductors NV: 3.61%; and UnitedHealth Group, Inc.: 2.55%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 9/30/19 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The summary prospectus and/or the prospectus contain this and other information about the Fund and are available from your financial intermediary or www.soundshorefund.com. The summary prospectus and/or prospectus should be read carefully before investing.

Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2019

	Share Amount	Value
Common Stock (97.7%) (a)
Communication Services (9.0%)
Alphabet, Inc., Class A (b)	31,040	$37,904,186
CBS Corp., Class B	1,161,950	46,907,921
Comcast Corp., Class A	1,315,500	59,302,740
		144,114,847
Consumer Discretionary (7.9%)
General Motors Co.	1,176,600	44,098,968
Lennar Corp., Class A	1,015,000	56,687,750
Mohawk Industries, Inc. (b)	213,350	26,470,335
		127,257,053
Consumer Staples (4.1%)
Mondelez International, Inc., Class A	593,650	32,840,718
Walmart, Inc.	281,100	33,360,948
		66,201,666
Energy (4.7%)
EQT Corp.	2,775,950	29,536,108
TOTAL SA, ADR	886,200	46,082,400
		75,618,508
Financials (29.4%)
American International Group, Inc.	1,018,200	56,713,740
Aon PLC	207,650	40,194,811
Bank of America Corp.	1,391,750	40,597,347
Berkshire Hathaway, Inc., Class B (b)	329,250	68,490,585
Capital One Financial Corp.	751,150	68,339,627
Chubb, Ltd.	198,400	32,029,696
Citigroup, Inc.	825,200	57,004,816
Marsh & McLennan Cos., Inc.	299,450	29,959,972
Morgan Stanley	1,335,150	56,970,851
SVB Financial Group (b)	101,000	21,103,950
		471,405,395
Health Care (15.9%)
Alexion Pharmaceuticals, Inc. (b)	444,850	43,568,609
Elanco Animal Health, Inc. (b)	1,131,450	30,085,255
Merck & Co., Inc.	560,100	47,149,218

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2019

	Share Amount	Value
Health Care (15.9%) (continued)
Perrigo Co. PLC	914,750	$51,125,378
Thermo Fisher Scientific, Inc.	143,200	41,709,864
UnitedHealth Group, Inc.	188,400	40,943,088
		254,581,412
Industrials (14.4%)
Delta Air Lines, Inc.	997,250	57,441,600
Eaton Corp. PLC	606,950	50,467,893
JetBlue Airways Corp. (b)	2,274,950	38,105,412
nVent Electric PLC	1,591,900	35,085,476
Sensata Technologies Holding PLC (b)	1,006,100	50,365,366
		231,465,747
Information Technology (12.3%)
Applied Materials, Inc.	1,133,050	56,539,195
Microsoft Corp.	231,300	32,157,639
NXP Semiconductors NV	530,950	57,937,264
Sabre Corp.	2,275,950	50,969,900
		197,603,998
Total Common Stock (97.7%) (cost $1,257,894,349)		1,568,248,626

Short-Term Investments (2.1%)
Money Market Fund (2.1%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 2.02% (c)	34,066,265	34,066,265
Total Short-Term Investments (2.1%) (cost $34,066,265)		34,066,265

Investments, at value (99.8%) (cost $1,291,960,614)		$1,602,314,891
Other Assets Less Liabilities (0.2%)		2,463,616
Net Assets (100.0%)		$1,604,778,507

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 30-day yield as of September 30, 2019.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2019

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2019

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2019:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,568,248,626	$–	$–	$1,568,248,626
Short-Term Investments	34,066,265	–	–	34,066,265
Total Investments	$1,602,314,891	$–	$–	$1,602,314,891

At September 30, 2019, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

MUFG Union Bank, N.A.

San Francisco, California

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

207-QR-0919

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza

Portland, ME 04101

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2019